UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: May 10, 2018

CINCINNATI BELL INC.
(Exact Name of Registrant as Specified in its Charter)

Ohio	001-8519	31-1056105
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

221 East Fourth Street
Cincinnati, OH 45202
(Address of Principal Executive Office)

 (513) 397-9900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Securities Act. ☐

ITEM 1.01– ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Amended Receivables Securitization Program

On May 10, 2018 (the “Closing Date”), Cincinnati Bell Inc. (the “Company”) and certain of its U.S. and Canadian subsidiaries amended the Company’s accounts receivables securitization program with certain lenders, letter of credit participants, group agents, and PNC Bank, National Association (the “Amended Receivables Securitization Program”).  Pursuant to the Amended Receivables Securitization Program, (a) the Company and certain of its U.S. subsidiaries will sell, convey, transfer and assign certain accounts receivables and related rights (the “U.S. Accounts Receivable”) to Cincinnati Bell Funding LLC, a Delaware limited liability company and a wholly owned special purpose subsidiary of the Company (“CB Funding”) and (b) certain Canadian subsidiaries of the Company will sell, convey, transfer and assign certain accounts receivables and related rights (the “Canadian Accounts Receivable”) to Cincinnati Bell Funding Ltd., an Ontario corporation and a wholly owned special purpose subsidiary of the Company (“CB Funding Canada”).  Each of CB Funding and CB Funding Canada will in turn borrow loans and obtain letters of credit from certain lenders, with such loans and letters of credit being secured by a grant of a security interest in the pooled U.S. Accounts Receivable and the Canadian Accounts Receivable (the “Receivables Pool”) to PNC Bank, National Association.  In addition, CB Funding may, from time to time, sell certain U.S. Accounts Receivable directly to PNC Bank, National Association at a discount.  The borrowing availability under the Amended Receivables Securitization Program for loans and letters of credit will be $250,000,000 in the aggregate, and the outstanding principal amount of U.S. Accounts Receivable sold directly to PNC Bank, National Association by CB Funding shall not exceed $80,000,000 in the aggregate at any time.

The purchase of the U.S. Accounts Receivable by CB Funding will be pursuant to a Second Amended and Restated Purchase and Sale Agreement dated as of the Closing Date (the “U.S. Purchase and Sale Agreement”), among the Company as Servicer, CB Funding and the Originators identified therein (the “U.S. Originators”).  The U.S. Purchase and Sale Agreement amends and supersedes the Company’s Amended and Restated Purchase and Sale Agreement originally dated as of June 6, 2011, among the Company as Servicer, CB Funding and the Originators identified therein, and adds OnX USA LLC as an Originator.  The purchase price for the U.S. Accounts Receivable will be based on an agreed upon discount to the face value of the U.S. Accounts Receivable.  The performance of the U.S. Originators is guaranteed by the Company.  The U.S. Purchase and Sale Agreement contains representations, warranties, covenants and indemnities customary for agreements of this type.

The purchase of the Canadian Accounts Receivable by CB Funding Canada will be pursuant to a Canadian Purchase and Sale Agreement dated as of the Closing Date (the “Canadian Purchase and Sale Agreement”), among CB Funding Canada, as Purchaser, OnX Enterprise Solutions Ltd., as Servicer, and the Originators identified therein (the “Canadian Originators”).  The purchase price for the Canadian Accounts Receivable will be based on an agreed upon discount to the face value of the Canadian Accounts Receivable.  The performance of the Canadian Originators is guaranteed by the Company.  The Canadian Purchase and Sale Agreement contains representations, warranties, covenants and indemnities customary for agreements of this type.

The creation of the Receivables Pool and the funding of the Amended Receivables Securitization Program will be pursuant to a Receivables Financing Agreement dated as of the Closing Date (the “Receivables Financing Agreement”), among CB Funding and CB Funding Canada, as Borrowers, the Company and OnX Enterprise Solutions Ltd., as Servicers, the Lenders, Letter of Credit Participants and Group Agents from time to time party thereto, PNC Bank, National Association, as Administrator and Letter of Credit Bank, and PNC Capital Markets LLC, as Structuring Agent.  The Receivables Financing Agreement amends and supersedes the Company’s Amended and Restated Receivables Purchase Agreement originally dated as of June 6, 2011, among the Company as Servicer, CB Funding as Seller, the various Purchaser Groups from time to time party thereto, PNC Bank, National Association, as Administrator, Swingline Lender and Letter of Credit Bank,  and PNC Capital Markets LLC as Structuring Agent by, among other things, adding CB Funding Canada as a Borrower, adding OnX Enterprise Solutions Ltd. as a Servicer, increasing the borrowing availability from $120,000,000 to $250,000,000, and extending the termination date to May 10, 2021.  The obligations under the Receivables Financing Agreement are secured by granting PNC Bank, National Association, in their capacity as Administrator under the Receivables Financing Agreement, a first priority interest in (a) the U.S. Accounts Receivable owned by CB Funding and (b) the Canadian Accounts Receivable owned by CB Funding Canada.

Any sales of U.S. Accounts Receivables directly to PNC Bank, National Association at a discount will be pursuant to a Receivables Purchase Agreement dated as of the Closing Date (the “Receivables Purchase Agreement”), among CB Funding as Seller, the Company as Servicer, PNC Bank, National Association as Buyer, and PNC Capital Markets LLC, as Structuring Agent.  The Receivables Purchase Agreement contains representations, warranties, covenants and indemnities customary for agreements of this type.

The foregoing descriptions of each of (a) the U.S. Purchase and Sale Agreement, (b) the Canadian Purchase and Sale Agreement, (c) the Receivables Financing Agreement and (d) the Receivables Purchase Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of each, copies of which are filed as Exhibit 99.1, Exhibit 99.2, Exhibit 99.3 and Exhibit 99.4, respectively, and are incorporated herein by reference.

ITEM 2.03– CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The disclosure set forth under Item 1.01 above is incorporated herein by reference.

ITEM 9.01– FINANCIAL STATEMENTS AND EXHIBITS

(d)
Exhibit No.	Description
99.1	Second Amended and Restated Purchase and Sale Agreement dated as of May 10, 2018, among Cincinnati Bell Inc., as Servicer, Cincinnati Bell Funding LLC, and the Originators identified therein.
99.2
Canadian Purchase and Sale Agreement dated as of May 10, 2018, among Cincinnati Bell Funding Canada Ltd., as Purchaser, OnX Enterprise Solutions Ltd., as Servicer, and the Originators identified therein.

99.3
Receivables Financing Agreement dated as of May 10, 2018, among Cincinnati Bell Funding LLC and Cincinnati Bell Funding Canada Ltd., as Borrowers, Cincinnati Bell Inc. and OnX Enterprise Solutions Ltd., as Servicers, the Lenders, Letter of Credit Participants and Group Agents from time to time party thereto, PNC Bank, National Association, as Administrator and Letter of Credit Bank, and PNC Capital Markets LLC, as Structuring Agent.

99.4
Receivables Purchase Agreement dated as of May 10, 2018, among Cincinnati Bell Funding LLC, as Seller, Cincinnati Bell Inc., as Servicer, PNC Bank, National Association, as Buyer, and PNC Capital Markets LLC, as Structuring Agent.

EXHIBIT INDEX

Exhibit No.	Description
99.1	Second Amended and Restated Purchase and Sale Agreement dated as of May 10, 2018, among Cincinnati Bell Inc., as Servicer, Cincinnati Bell Funding LLC, and the Originators identified therein.
99.2
Canadian Purchase and Sale Agreement dated as of May 10, 2018, among Cincinnati Bell Funding Canada Ltd., as Purchaser, OnX Enterprise Solutions Ltd., as Servicer, and the Originators identified therein.

99.3
Receivables Financing Agreement dated as of May 10, 2018, among Cincinnati Bell Funding LLC and Cincinnati Bell Funding Canada Ltd., as Borrowers, Cincinnati Bell Inc. and OnX Enterprise Solutions Ltd., as Servicers, the Lenders, Letter of Credit Participants and Group Agents from time to time party thereto, PNC Bank, National Association, as Administrator and Letter of Credit Bank, and PNC Capital Markets LLC, as Structuring Agent.

99.4
Receivables Purchase Agreement dated as of May 10, 2018, among Cincinnati Bell Funding LLC, as Seller, Cincinnati Bell Inc., as Servicer, PNC Bank, National Association, as Buyer, and PNC Capital Markets LLC, as Structuring Agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINCINNATI BELL INC.

Date: May 10, 2018	By:	/s/ Christopher J. Wilson
Christopher J. Wilson
Vice President, General Counsel